UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2016

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2016

Table of Contents

Shareholder Letter	1

Boston Common International Fund

Country Allocation	10

Schedule of Investments	11

Boston Common U.S. Equity Fund

Sector Allocation	18

Schedule of Investments	19

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	27

Expense Example	38

Additional Information	40

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share this half yearly report with you.  Enclosed, we have addressed economic and market developments, our shareowner engagement and our strategies in the U.S. and international portfolios.

Markets rallied over the past six months despite concerns about Chinese capital outflows, the global economic outlook, and the efficacy of central bank policies. In our opinion, systemic risks have recently moderated and we see little evidence of imminent recession in the U.S. or China, while the Eurozone economy looks relatively healthy.  In the U.S., the Federal Reserve has moderated its path to reverse the expansionary policies in place since 2008. Recent statements show they may opt to err on the side of continued low interest rates as European and Japanese central banks reinforce their pro-growth policies. No matter the macro environment, our integrated Environmental Social Governance (“ESG”) and financial research focus continues to look for high-quality companies with dynamic business models and compelling valuations.

Boston Common is currently engaging with companies on closing the gender pay gap and increasing board diversity in the U.S. and Asia. The business case in support of diversity and gender pay equity is increasingly difficult to ignore.  In our view, an essential component of good corporate governance and long-term business success includes boardrooms that encompass a diverse set of skills, experience, and backgrounds. As a women and minority-owned and led business, boardroom and executive management diversity inclusive of gender and race simply makes good sense to us.  As the shareholder proxy voting season gets underway, we will continue to vote against all male and racially homogenous boards.

The next section highlights how you, as shareholders in one or both of the Boston Common Funds, participate alongside us as we work for positive social change and sustainable financial returns.

Thank you for your continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareowner Engagement

We are most effective in our shareowner engagement efforts when we leverage a variety of investor tools to support constructive dialogue. Here, we showcase some of our recent activities.

Closing the Gender Gap—Working to Empower Women

Momentum has been growing in support of regulation requiring disclosure on the Gender Pay Gap in the United States1 and according to McKinsey & Company, “it will take more than 100 years to reach C-suite equality.” Though pay discrimination has been illegal in the U.S. since the Equal Pay Act of 1963 and the Civil Rights Act of 1964, enforcement hasn’t been effective. In January, President Obama announced executive action requiring companies to report salary data based on race, gender, and ethnicity to the Equal Employment Opportunities Commission (EEOC).  According to the EEOC and the Department of Labor, pay discrimination goes undetected because of a lack of accurate information.  A coalition of investors, including Boston Common, wrote to S&P 1002 companies, including Fund holdings Walt Disney, Colgate-Palmolive Co. and Baxter International to encourage disclosure on the gender pay gap and the release of each company’s pay data.

As a women-led firm, Boston Common practices and supports gender diversity. Along with more than 1,000 global businesses, we demonstrate gender equality leadership through our support of the Women Empowerment Principles (WEP), which offer companies guidance on empowering women in the workplace, marketplace, and community. Fund holdings that have signed these Principles include Deutsche Telekom, UniCredit, Unilever, and Whole Foods Market.

True gender equality means more than just equal pay for equal work; it means working globally to increase gender diversity in the boardroom and to end discrimination and violence against all women.  As the result of a shareholder proposal co-filed by Boston Common this proxy season, Cognizant Technology Solutions amended its governance guidelines and agreed to emphasize its commitment to seeking out qualified women and minority director candidates.

Taking On Gender Equality in Asia

Advancement of women is becoming an important social issue in Japan. In February, Geeta Aiyer, Founder and President of Boston Common, was a featured speaker at the RI Asia 2016 Conference: “Investing for Reliance” in
____________

[1]	Federal data reveal that women in full-time jobs today are earning just 79 cents for every dollar earned by men.
[2]	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the U.S. The Index comprises 100 major, blue chip companies across multiple industry groups.

BOSTON COMMON FUNDS

Tokyo on the panel discussion “Can Japan become a leader in responsible investment?” Geeta remarked, “through our long-term engagement with companies in Japan, we have seen notable improvement on ESG issues, particularly women’s empowerment in the workplace, environmental risk management, and supply chain management. Japan’s Stewardship Code will reinforce the momentum of this progress.” Portfolio holdings, Astellas Pharma and Daikin Industries were recently recognized for outstanding leadership in empowerment of women by the Japanese Ministry of Economy, Trade and Industry (METI) and the Tokyo Stock Exchange under the Nadeshiko Brand award.  Boston Common has promoted gender diversity and advancement of women with its other Japanese holdings, including Hoya, Mitsubishi UFJ, Orix, Rakuten, and Unicharm.

In our ongoing dialogue with Panasonic, a Japanese consumer goods conglomerate, we raised a number of key ESG issues including advancement of women and diversity and labor and supply chain oversight. Panasonic was selected as one of the best companies in Japan for female workforce, and it has a special department to help women employees, such as improving benefits and maternity policies. In 2014, Panasonic had its first female director, followed by its first female executive officer in 2015. The company seeks to maximize its resources and says it has no discrimination in its promotion practices or salary system.

Impact through Engagement:  Company Successes

In November, PNC Financial invited Boston Common to meet with CEO Bill Demchek and senior executives to get our input on strategies to embed environmental and social risk across PNC’s business model. We discussed PNC’s progress toward its commitments to: board level oversight, enhanced high-risk sector policies, client due diligence, and improved disclosure.  In 2015, PNC performed an environmental stress test on its coal and utilities portfolios, analyzed the regulatory impact of the U.S. Environmental Protection Agency’s (EPA) Clean Power Plan, implemented sector-specific policies for coal-fired power plants and Mountaintop Removal Coal Mining (MTR), and formed a working group to increase employee engagement on environmental issues. PNC is now on track to achieve its goal to reduce Scope 1 and 2 greenhouse gas (GHG) emissions by 30% by 2020. The company shared its second annual board report on environmental issues and has added an environmental assessment to two critical functions in its lending process: pre-screening and customer-level portfolio review.

In October, Qualcomm announced ambitious, science-based, GHG reduction goals, following a year-long dialogue led by Boston Common in coalition with Interfaith Center on Corporate Responsibility (ICCR) members. By 2025, Qualcomm aims to reduce its absolute Scope 1 and Scope 2 GHG emissions from global operations by 30%, compared to its 2014 baseline. Qualcomm is a

BOSTON COMMON FUNDS

major “fabless” telecommunications semi-conductor design company whose primary GHG reductions stem from operating more efficient R&D campuses and buildings, in addition to expanding its renewable energy sourcing. We have encouraged the company to expand its “Internet of Everything” connectivity products, which help reduce energy use, for example, in municipal lighting and automotive applications.

As part of our long-term dialogue with Veolia on access to water and sanitation services as a human right, Boston Common led a dialogue with other investors at year-end about Veolia’s new business model shift to serving 50% municipal clients and 50% industrial clients. This has created opportunities to help clients realize cost savings through more efficient use of water, energy, and waste, and it has raised Veolia’s sustainability profile. Under the new business strategy, Veolia is helping industrial clients with solutions towards preserving clean potable water for the benefit of communities. This includes technology for industrial clients to rely on waste water or recycled water as opposed to using potable water. Veolia provides solutions to help clients not only conserve and minimize water use but also prevent water pollution.

In 2014, Veolia set up a Human Rights Committee to evaluate all departments and coordinate activities globally, with priority regions for initial human rights assessments in Latin America, the Middle East, Africa, and Asia. The company is currently undertaking 14 assessments, which include forced labor; free, prior, and informed consent; the right to water and sanitation; and health and safety.  Once this process is completed, we will work with Veolia to encourage them to “operationalize” any recommendations.

BOSTON COMMON INTERNATIONAL FUND

Economic Outlook & Portfolio Strategy

In our view, the investment environment looks favorable, given the prospects for improving corporate profitability and assuming the absence of any major geopolitical shocks. We expect modest economic growth and low inflation in the developed world. European and Japanese central banks will likely continue pro-growth policies since they are mindful of deflationary factors, including decelerating labor force growth, deleveraging, and technological change. Emerging Markets face near-term uncertainty, but in the long term a rising middle class should support healthy consumer demand. Our portfolio is mostly balanced between inexpensive stocks that should benefit from recoveries in Europe and Emerging Markets and companies with secular growth opportunities trading at reasonable valuations.

In EUROPE, we remain encouraged by signs of positive economic activity.  The Eurozone economy looks relatively healthy and is projected to grow almost 2% this year. Business surveys point to steady expansion, and improving labor markets should fuel growth in retail spending. Despite decent economic indicators, negative medium-term interest rates in Germany, France, and the Netherlands suggest investors are pessimistic about Europe’s growth and inflation outlook. The European Central Bank (ECB) recognizes the risk of deflation and has aggressively and creatively worked to promote nominal growth.

Low interest rates have squeezed bank profitability and impacted the transmission mechanism for new credit. The ECB announced a new program to effectively pay banks that disburse loans to non-financial corporations and consumers. This program may help ease lending standards and take advantage of rising loan demand. Our portfolio has selective exposure to European banks as we believe stronger balance sheets, more stable regulatory structures, and improving credit conditions should support higher valuations.

In aggregate, we are equal weight Europe with an emphasis on stocks levered to a domestic recovery and remain relatively underexposed to basic commodity companies, where we are cautious about long-term supply and demand dynamics. However there are areas of opportunity. We recently purchased Novozymes, a global leader in industrial enzymes, which are proteins used to improve efficiency and environmental performance. Proprietary production processes, heavy investments in research and development, and customized products should enable the company to continue its historical pattern of growth and expanding profit margins. As natural solutions take market share from industrial chemicals, Novozymes should see ample growth opportunities.

JAPAN has the most pronounced challenge related to structurally low growth and persistent deflation. The Bank of Japan has embarked on its own asset purchase

BOSTON COMMON INTERNATIONAL FUND

program, but it has had limited success as business sentiment and wage inflation expectations have recently deteriorated. Japan’s fiscal future is once again a looming question as Prime Minister Abe appears to be equivocating on whether or not to move forward with the planned consumption tax increase in April.

In our view, Japanese policymakers are likely to continue promoting growth with easy fiscal and monetary policy, yet we find relatively few Japanese stocks with an attractive balance between fundamentals and valuation. Our Japanese holdings tend to have credible strategic plans to improve profitability through international expansion or restructuring. For example, we purchased Japanese conglomerate Panasonic. The company has restructured its businesses in the highly competitive consumer electronics industry and has focused on its more profitable industrial franchises. It is one of three major global suppliers of lithium ion batteries, and its partnership with Tesla could be a key future profit contributor. Eco Solutions, the company’s second largest source of earnings, includes LED lighting, solar panels, and energy efficient building products.

The outlook for ASIA PACIFIC & EMERGING MARKETS hinges on China’s ability to manage its economic transition. While we are mindful of short-term risks related to capital outflows and a declining Chinese currency, we are also closely monitoring China’s labor market. Commodity market pressures, excess capacity at many Chinese industrial firms, and policymakers’ plans to reform state owned enterprises will likely lead to substantial job losses. However, the estimated six million layoffs pale in comparison to the over 20 million displaced workers during the state sector reforms in the late 1990s. Some assistance in adjusting to the layoffs is expected to come from the expanding service sector, which is more labor-intensive than heavy industry, and from the government’s developing social safety net, which now includes retraining assistance. We continue to expect Chinese economic growth to moderate to a sustainable pace, which should be positive for other emerging markets.

Throughout the Emerging Markets, corporate governance and political stability can be important valuation factors. Mounting public disclosure of corporate and political corruption is a function of the proliferation of smartphones, social media, and cyber security breaches and has put greater scrutiny on many leaders. For example, the Panama Papers’ revelations come on the heels of corruption scandals involving the misappropriation of state funds in Brazil and Malaysia and the Unaoil bribery scandal has exposed corruption in the Energy sector. However, greater transparency can ultimately lead to improved governance. Investors may reward this prospect long before fundamental improvements are fully apparent. While political and corporate scandals create uncertainty and volatility, we believe our focus on environmental, social, and governance investing should help us navigate the choppy waters.

BOSTON COMMON INTERNATIONAL FUND

Our portfolio is modestly overweight Asia-Pacific and holds Emerging Markets names with a focus on the consumer and financial services sectors. In Australia, we purchased CSL Ltd., the world’s largest producer of plasma proteins. CSL’s primary product, immunoglobulin, should continue to enjoy strong demand driven by expansion into a broad range of therapeutic applications. The industry is consolidated and looks likely to expand supply rationally. The management team has a strong track record with solid growth, profitability, and capital returns.

BOSTON COMMON INTERNATIONAL FUND

Management Discussion

For the six months ended March 31, 2016, the Boston Common International Fund (the “Fund”) returned 3.41%, while the MSCI EAFE Index returned 1.56% over the same time frame.

Stock selection was robust across most sectors and regions over the past six months.  The industrial sector was one of the strongest areas of relative performance led by Japanese air conditioning manufacturer Daikin Industries, Spanish wind turbine producer Gamesa Corporation, and Dutch industrial conglomerate Philips NV.  Solid earnings reports from Japanese automation leader Keyence and German enterprise software company SAP contributed to the Technology sector’s positive impact on Fund returns. Although the financial sector was weak over the 6 month period, balance sheet strength enabled a positive dividend outlook for Norwegian insurer Gjensidige Forsikring and improving emerging Asian market fundamentals helped Indonesian PT Bank Rakyat, both among the Fund’s top performers. Developed Europe ex UK was the strongest region for relative performance followed by the Fund’s Japanese and Emerging Market holdings. The Fund benefited from its focus on consumer demand and exporters and its limited exposure to commodity-oriented companies.

Stock selection in Consumer Discretionary was the primary detractor from relative performance on a sector basis. Japanese e-commerce company Rakuten suffered from reports of tougher competition. Financial stocks accounted for half of the Fund’s ten worst performers and, from a regional basis, contributed to the U.K’s weak performance. British banks Barclays, Standard Chartered and HSBC were subject to profit pressures from weak credit demand, low interest rates, and higher operating expenses. The Fund’s underweight to Consumer Staples and overweight to Healthcare were a modest drag on relative performance.  Swiss pharmaceutical companies, Roche Holding and Novartis were among the Fund’s worst performers as the industry is facing concerns regarding pricing.

The Fund sold out of several holdings during this period in favor of perceived better opportunities. TV broadcaster, RTL Group was replaced by ProSiebenSat.1 Media, a company we feel is better positioned to prosper in Europe’s digital media industry. To better capture direct exposure to Chinese e-commerce, the Fund sold Chinese warehouse owner Global Logistics Properties and purchased Alibaba. We lost confidence in the long term prospects for both French security services company Gemalto and Chinese solar panel maker GCL Poly and these holdings, among others, were sold from the Fund.

Earnings growth is not representative of the future performance.

BOSTON COMMON INTERNATIONAL FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

The GHG Protocol defines three scopes of emissions: Scope 1 – Direct GHG emissions are emissions from sources that are owned or controlled by the company. For example, emissions from combustion in owned or controlled boilers, furnaces and vehicles. Scope 2 – Accounts for GHG emissions from the generation of purchased electricity by the company. Scope 3 – Optional reporting category that allows for the treatment of all other indirect emissions. They are a consequence of the activities of the company, but occur from sources not owned or controlled by the company. Some examples include third party deliveries, business travel activities and use of sold products and services.

Boston Common Asset Management, LLC is the advisor to the Funds, which is distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2016 (Unaudited)

Country	% of Net Assets*
Japan	17.8%
United Kingdom	15.3%
Switzerland	10.2%
France	9.1%
Germany	8.9%
Netherlands	8.1%
Israel	3.2%
Spain	2.6%
Sweden	2.5%
Norway	2.4%
Australia	2.2%
Finland	2.0%
Hong Kong	2.0%
Singapore	1.9%
China	1.4%
Italy	1.4%
South Africa	1.4%
Mexico	1.3%
Indonesia	1.2%
Taiwan	1.2%
Denmark	1.0%
Brazil	0.7%

*	Excludes short-term investments.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares		Value

COMMON STOCKS – 97.0%

Consumer Discretionary – 13.3%
35,435	Bayerische Motoren
	Werke AG	$3,253,145
89,270	JC Decaux SA	3,907,101
124,000	Mazda Motor Corp.	1,924,707
261,570	Melia Hotels
	International SA	3,070,996
18,620	Naspers	2,595,623
259,400	Panasonic Corp.	2,349,326
37,010	ProSiebenSat.1
	Media SE	1,899,908
332,762	Rakuten, Inc.	3,212,139
19,395	Shimano, Inc.	3,041,658
		25,254,603

Consumer Staples – 9.2%
2,445	Barry Callebaut AG	2,650,891
33,215	Casino Guichard
	Perrachon SA	1,900,932
70	Danone SA	4,967
16,000	Golden Agri-
	Resources Ltd.	4,867
40,880	Henkel AG &
	Co. KGaA	4,497,123
102,570	Unicharm Corp.	2,232,470
137,530	Unilever NV – ADR	6,144,840
		17,436,090

Energy – 1.9%
526,788	Origin Energy	2,051,663
99,495	Statoil ASA – ADR	1,548,142
		3,599,805

Financials – 20.7%
669,650	AIA Group Ltd.	3,806,306
143,260	AXA SA	3,359,270
1,021,635	Barclays PLC	2,193,035
177,250	Gjensidige
	Forsikring ASA	3,019,577
420,700	Grupo Financiero
	Banorte SAB de CV	2,384,116
91,085	HSBC Holdings
	PLC – ADR	2,834,565
86,000	Julius Baer
	Gruppe AG	3,685,698
481,545	Mitsubishi UFJ
	Financial Group, Inc.	2,231,290
202,000	Orix Corp.	2,877,129
2,620,300	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	2,254,888
81,950	Sampo Group	3,881,526
218,185	Standard Chartered
	Bank PLC	1,475,582
220,675	Svenska
	Handelsbanken AB	2,799,509
738,445	UniCredit S.p.A.	2,662,096
		39,464,587

Health Care – 15.0%
220,350	Astellas Pharma, Inc.	2,928,343
26,970	CSL Ltd.	2,095,872
169,845	GlaxoSmithKline PLC	3,438,205
98,200	Hoya Corp.	3,732,645
68,061	Novartis AG – ADR	4,930,339
178,840	Roche Holding
	Ltd. – ADR	5,476,975
117,462	Smith & Nephew
	PLC – ADR	3,913,834
38,230	Teva Pharmaceutical
	Industries
	Ltd. – ADR	2,045,687
		28,561,900

Industrials – 12.8%
81,490	Atlas Copco AB	1,917,724
56,300	Daikin Industries	4,204,742
171,780	Experian PLC	3,066,171
95,480	Gamesa Corporacion
	Tecnologica SA	1,878,985
136,750	Koninklijke
	Philips NV	3,895,103
20,325	Kubota Corp. – ADR*	1,389,214
78,300	Kubota Corp.	1,068,775
47,865	Spirax-Sarco
	Engineering PLC	2,498,847
76,883	Wolseley PLC	4,339,960
		24,259,521

Information Technology – 9.2%
32,545	Alibaba Group
	Holding Ltd. – ADR*	2,572,031
25,208	ASML Holding
	NV – ADR	2,530,631

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 97.0% (Continued)

Information Technology – 9.2% (Continued)
45,650	Check Point Software
	Technologies Ltd.*	$3,993,006
4,700	Keyence Corp.	2,563,249
42,505	SAP AG – ADR	3,418,252
85,210	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. – ADR	2,232,502
		17,309,671

Materials – 5.2%
23,759	Air Liquide SA	2,665,549
40,935	Akzo Nobel NV	2,790,421
58,790	Croda
	International PLC	2,559,872
44,090	Novozymes A/S	1,979,925
		9,995,767

Telecommunication Services – 5.4%
219,320	Deutsche Telekom AG	3,932,048
1,303,100	Singapore
	Telecommunications
	Ltd.	3,688,625
39,384	Sunrise
	Communications
	Group AG	2,703,426
		10,324,099

Utilities – 4.3%
271,695	EDP Renovaveis SA	2,071,079
210,180	National Grid PLC	2,973,903
130,960	Veolia Environnement	3,152,061
		8,197,043
TOTAL COMMON STOCKS
(Cost $173,610,430)		184,403,086

PREFERRED STOCKS – 0.8%

Financials – 0.8%
158,774	Itau Unibanco
	Holding S.A.	1,363,869

TOTAL PREFERRED STOCKS
(Cost $1,711,798)		1,363,869

SHORT-TERM INVESTMENTS – 1.5%
2,932,433	Fidelity Money
	Market Portfolio –
	Class I, 0.36%(1)	2,932,433

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,932,433)		2,932,433

TOTAL INVESTMENTS – 99.3%
(Cost $178,254,661)		188,699,388

Other Assets in
Excess of Liabilities – 0.7%		1,394,071
NET ASSETS – 100.0%		$190,093,459

*	Non-income producing security
(1)	Seven-day yield as of March 31, 2016
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P®”).  GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Outlook

In our assessment, several systemic risks to global growth have moderated in the last few months.  Energy prices have stabilized, and appear range bound after dramatic declines.  The world’s central banks are hard at work, trying to spur economic growth through monetary stimulus, by cutting interest rates, and by moving towards additional quantitative easing. On average, consumers and industries worldwide have benefited from cheap energy and expansionary monetary policies.

The U.S. continues to grow at a slow but steady pace, led by non-manufacturing sectors which comprise the bulk of the economy.  Manufacturing and investment segments have declined somewhat, as the rig count and energy patch investments are cut back, and capital spending is unusually weak. Economists expect the second  quarter gross domestic product (“GDP”) growth to be stronger than the 0.5% estimated growth during the first quarter.

Job creation has been strong, and the unemployment rate has settled around 5% as labor participation rates have also improved.  We remain concerned about the quality of the jobs being created, but there are now early signs of wage increases, and improving conditions in the labor market. News about collective bargaining successes, as well as state and local government initiatives to raise the minimum wage, are consistent with higher-average hourly earnings.

Meanwhile inflation remains subdued at levels below the Federal Reserve’s 2% objective but comfortably higher than the negative rates (deflation) that prevail in the Eurozone and Japan. The Federal Reserve appears torn between its confidence in the domestic economy and its concerns about global developments.  In recent statements, the Federal Reserve has opted to err on the side of continued low rates, believing it would be easier to tighten later if needed.

We remain cautious, as we expect another year not unlike 2015, where markets experience significant volatility yet end with a small but positive return.  Following several years of rising equity prices, current valuations are at the high end of historic ranges for the market as a whole. From these levels, it is difficult to project multiple expansion in the face of higher short term interest rates and the end of an era of extraordinary monetary stimulus.  From current levels, we expect corporate earnings to grow modestly.

We expect divergence in sector and stock performance, creating an environment where diversification and stock selection are rewarded. In the past few months, we sold out of several holdings where takeovers had been announced or were expected. These cash-like positions helped provide portfolio stability during the market decline in early 2016 but have been a source of funds to add new ideas as market volatility provided opportunities.

BOSTON COMMON U.S. EQUITY FUND

We remain focused on identifying high quality companies that serve growing end markets, and are well-managed to generate strong cash flows. From a sector perspective, Technology and Healthcare continue to fit this description with innovation, growing demand and an increased emphasis on services. We purchased ASML which is the market leader in lithography tools, a critical part of the semiconductor manufacturing process. While ASML currently has a market share of 85%, we believe it is likely to become even more dominant in next-generation advanced lithography towards the end of this decade. During the market pullback in January, we added to our current biotech exposure and purchased new holding Regeneron. Over the last 18 months, Regeneron has achieved substantial commercial and pipeline success increasing our revenue expectations above Wall Street consensus. After a sharp decline, the stock looks attractively valued given the impressive, strong top-line growth.

We continue to overweight Financials as valuation levels are very attractive. Stock prices already reflect many concerns, such as higher compliance costs, greater regulatory scrutiny, and loan losses in the oil patch. The flat yield curve is problematic to bank margins, but we find value in other areas. We added Jones Lang LaSalle, a global real estate management company to the portfolio after an almost 40% decline. We do not see a recession in the developed markets and believe the sell-off is overdone.

We have remained underweight the energy sector for some time as we expect the rebound in commodity prices to stabilize at levels much lower than past peaks as global commodity demand remains muted and supply remains plentiful. We also reduced our industrial holdings, especially of companies that have exposure to energy-related end markets, such as Parker Hannifin. Instead, funds have been redirected to increase our exposure to “light” industrials and services. Companies like Nielsen and Carlisle (the former sells market data information and the latter creates value-added products for construction markets) should continue to benefit from U.S. & European growth while being relatively insulated from Emerging Markets.

Within the Materials sector, the Fund redeployed proceeds from recent takeovers. New positions include Ecolab and International Flavors & Fragrance (IFF). These specialty chemical companies have exposure to secularly strong end markets. Ecolab is an industry leader in clean technology applications in many areas related to hygiene. The company derives more than 20% of revenues from water treatment products and services. IFF creates and manufactures flavor and fragrance for the food, beverage, personal care and household products industries and operates in an oligopolistic market with high barriers to entry.  IFF partners with a variety of consumer products companies to provide unique ingredients.

BOSTON COMMON U.S. EQUITY FUND

Among cyclical sectors, we still prefer companies that benefit from U.S. consumer spending over firms exposed to corporate capital spending. A new holding Mohawk Industries, benefits from strong housing demand: selling innovative flooring products to new home builders and into the remodeling aftermarket. While portfolios remain underweight the Consumer Sectors, we own companies in several other sectors that are beneficiaries of strong consumer demand, including Apple (Technology) with mobile devices, Snap-On (Industrials) in automotive repair, and AptarGroup (Materials) in consumer product packaging.

BOSTON COMMON U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2016, the U.S. Equity Fund (the “Fund”) has returned 8.99%.  The S&P 500 Index returned 8.49% during the same time period.

Stock selection was the primary driver of the Fund’s positive relative return. Top performing holdings included Airgas in Materials, ITC Corp in Utilities and Keurig Green Mountain in Consumer Staples. All three stocks benefited from takeover bids. First Solar and 8Point3 Energy were strong relative performers thanks to the decision to extend the U.S. federal investment tax credit (ITC) for solar energy. Other top performing holdings for the Fund included Microsoft and Alphabet, both reporting better than expected earnings. Verizon, with a dividend yield above 4%, benefited from strong demand for stocks with sustainable and above average capital return to shareholders.

Relative performance was strongest in the Healthcare sector, although the sector itself underperformed.  Johnson & Johnson and Baxter International were among the Fund’s top performers while biotech holdings Gilead Science and Biogen were among the worst performers. A similar situation unfolded in the Financial sector, where stock selection produced positive relative results, although several holdings, like Morgan Stanley and JP Morgan were among the Fund’s worst performers.

Our stock picks did not fare as well in the Industrial and Technology sectors. Several companies with indirect exposure to the oil patch, including railroad Kansas City Southern, sold off significantly as energy prices continued to decline.  Recently, commodity prices, including oil, have stabilized and these holdings rallied. Along with Apple, LinkedIn was among the Fund’s worst performing holdings. We believe the LinkedIn platform is early in its growth cycle and after a period of weakness, valuation is even more attractive. The Fund’s underweight of the Consumer Staples sector hurt relative performance. Investors continue to appear willing to pay up for safety and yield.

Over the last six months, our portfolio holdings that have received takeover bids provided ballast during market turmoil.  The market pullbacks created opportunities to sell most of these positions allowing the Fund to reinvest the proceeds into existing and new holdings. Other positions eliminated over the past six months include Express Scripts, a pharmacy benefit management company where we became increasingly concerned about pricing pressures in the Healthcare sector.

Earnings growth is not representative of the future performance.

BOSTON COMMON U.S. EQUITY FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500 Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Boston Common Asset Management, LLC is the advisor to the Funds, which is distributed by Quasar Distributors, LLC.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2016 (Unaudited)

Sector	% of Net Assets*
Information Technology	22.1%
Financials	18.2%
Health Care	14.2%
Consumer Discretionary	11.2%
Industrials	9.6%
Consumer Staples	9.2%
Energy	5.5%
Telecommunication Services	3.1%
Materials	2.9%
Utilities	2.3%

*	Excludes short-term investments.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares		Value

COMMON STOCKS – 94.2%

Consumer Discretionary – 11.2%
1,900	Advance Auto
	Parts, Inc.	$304,646
146	Discovery
	Communications,
	Inc. – Class A*	4,180
185	Discovery
	Communications,
	Inc. – Class C*	4,995
1,950	Ford Motor Company	26,325
4,265	Home Depot, Inc.	569,079
14,760	The Interpublic Group
	of Companies, Inc.	338,742
8,800	Lowe’s Companies, Inc.	666,600
1,620	Mohawk
	Industries, Inc.*	309,258
280	The Priceline
	Group, Inc.*	360,909
2,265	VF Corp.	146,681
6,145	Walt Disney Company	610,260
		3,341,675

Consumer Staples – 9.2%
4,210	Colgate-Palmolive
	Company	297,436
2,000	Costco Wholesale Corp.	315,160
4,035	CVS Health Corp.	418,551
2,755	The Estee Lauder
	Companies, Inc.	259,824
4,435	The Hershey Company	408,419
135	Mondelez
	International, Inc.	5,416
5,135	PepsiCo, Inc.	526,235
4,335	Procter & Gamble
	Company	356,814
4,890	Whole Foods
	Market, Inc.	152,128
		2,739,983

Energy – 5.5%
4,060	Apache Corp.	198,169
3,485	Cimarex
	Energy Company	338,986
2,720	Core Laboratories NV	305,755
5,835	EOG Resources, Inc.	423,504
12,390	Spectra Energy Corp.	379,134
		1,645,548

Financials – 14.1%
2,175	American Express
	Company	133,545
3,500	Aon PLC	365,575
5,715	CME Group Inc.	548,926
24,160	Fifth Third Bancorp	403,230
6,610	First Republic Bank	440,490
3,890	Jones Lang
	LaSalle, Inc.	456,375
12,725	JP Morgan Chase
	& Company	753,575
19,280	Morgan Stanley	482,193
5,120	Northern Trust Corp.	333,670
3,155	PNC Financial
	Services Group, Inc.	266,818
		4,184,397

Health Care – 14.2%
7,910	Baxter
	International, Inc.	324,943
2,135	Biogen Idec, Inc.*	555,783
4,780	Bristol-Myers
	Squibb Company	305,347
7,565	Gilead Sciences, Inc.	694,921
7,200	Johnson & Johnson	779,040
11,230	Merck &
	Company, Inc.	594,179
480	Regeneron
	Pharmaceuticals, Inc.*	173,011
14,385	Roche Holding
	Ltd. – ADR	440,541
3,370	Zimmer Biomet
	Holdings, Inc.	359,343
		4,227,108

Industrials – 9.6%
2,715	3M Company	452,400
4,445	Carlisle
	Companies, Inc.	442,278
4,720	Equifax, Inc.	539,449
3,910	Kansas City Southern	334,110
6,640	Nielsen Holdings PLC	349,662
3,095	Snap-on, Inc.	485,884
1,045	W.W. Grainger, Inc.	243,934
		2,847,717

Information Technology – 22.1%
9	Alphabet, Inc. –
	Class A*	6,866

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 94.2% (Continued)

Information Technology – 22.1% (Continued)
1,159	Alphabet, Inc –
	Class C*	$863,397
11,725	Apple, Inc.	1,277,908
3,075	ASML Holding
	NV – ADR	308,699
5,930	Check Point Software
	Technologies Ltd.*	518,697
6,450	Cognizant Technology
	Solutions – Class A*	404,415
5,630	First Solar, Inc.*	385,486
6,800	Fleetmatics
	Group PLC*	276,828
2,710	LinkedIn Corp.*	309,889
17,365	Microsoft Corp.	959,069
11,440	Oracle Corp.	468,010
5,375	PayPal Holdings, Inc.*	207,475
95	Qualcomm, Inc.	4,858
7,450	Visa, Inc.	569,776
		6,561,373

Materials – 2.9%
4,330	AptarGroup, Inc.	339,515
2,595	Ecolab, Inc.	289,395
1,930	International Flavors
	& Fragrances, Inc.	219,576
		848,486

Telecommunication Services – 3.1%
17,135	Verizon
	Communications, Inc.	926,661
		926,661

Utilities – 2.3%
21,220	8point3 Energy
	Partners LP	311,934
5,345	National Grid
	PLC – ADR	381,740
		693,674

TOTAL COMMON STOCKS
(Cost $24,227,003)		28,016,622

REAL ESTATE INVESTMENT TRUSTS – 4.1%
6,475	Crown Castle
	International Corp.	560,088
13,510	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.	259,662
1,935	Simon Property
	Group, Inc.	401,880

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $1,039,289)		1,221,630

SHORT-TERM INVESTMENTS – 1.8%
542,302	Fidelity Money
	Market Portfolio, –
	Class I, 0.36%(1)	542,302

TOTAL SHORT-TERM INVESTMENTS
(Cost $542,302)		542,302

TOTAL INVESTMENTS – 100.1%
(Cost $25,808,594)		29,780,554
Liabilities in Excess of
Other Assets – (0.1)%		(21,400)
NET ASSETS – 100.0%		$29,759,154

*	Non-income producing security
(1)	Seven-day yield as of March 31, 2016
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P®”).  GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $178,254,661
and $25,808,594, respectively)	$188,699,388	$29,780,554
Receivables:
Fund shares sold	741,511	—
Dividends and interest	964,680	30,372
Prepaid expenses	26,582	25,033
Total assets	190,432,161	29,835,959

LIABILITIES
Payables:
Investment securities purchased	20,616	—
Fund shares redeemed	47,549	—
Investment advisory fees, net	140,810	10,386
Custody fees	22,121	3,777
Administration & accounting fees	57,083	18,512
Transfer agent fees	8,344	5,203
Chief Compliance Officer fees	2,472	2,414
Trustee fees	3,481	801
Other accrued expenses	36,226	35,712
Total liabilities	338,702	76,805
NET ASSETS	$190,093,459	$29,759,154

COMPONENTS OF NET ASSETS
Paid-in capital	$191,262,079	$25,645,454
Undistributed net investment income	278,360	44,612
Undistributed (Accumulated) net realized
gain (loss) on investments	(11,883,298)	97,128
Net unrealized appreciation on investments	10,444,727	3,971,960
Net unrealized depreciation on foreign currency
and translation of other assets and liabilities
in foreign currency	(8,409)	—
Net assets	$190,093,459	$29,759,154
Net assets value (unlimited shares authorized):
Net assets	$190,093,459	$29,759,154
Shares of beneficial interest issued and outstanding	7,688,029	855,211
Net asset value, offering and redemption
price per share	$24.73	$34.80

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2016 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $176,063 and $1,937, respectively)	$1,708,089	$262,976
Interest	3,984	691
Total investment income	1,712,073	263,667
Expenses:
Investment advisory fees	843,283	106,814
Administration & accounting fees	109,875	38,594
Custody fees	43,975	2,137
Transfer agent fees	16,739	10,614
Audit fees	10,915	10,956
Miscellaneous expenses	9,104	3,987
Registration fees	8,187	7,249
Chief Compliance Officer fees	4,899	4,922
Trustees fees	4,716	3,543
Legal fees	1,290	1,514
Insurance expenses	1,290	1,358
Printing and mailing expense	187	209
Interest expense	23	—
Total expenses	1,054,483	191,897
Less: fees waived	—	(49,479)
Net expenses	1,054,483	142,418
Net investment income	657,590	121,249

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(4,243,063)	138,574
Net change in unrealized appreciation of
investments and foreign currency	9,627,725	2,161,573
Net realized and unrealized gain on
investments and foreign currency	5,384,662	2,300,147
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$6,042,252	$2,421,396

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2016	September 30,
	(Unaudited)	2015
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$657,590	$2,308,236
Net realized loss on investments
and foreign currency	(4,243,063)	(7,289,231)
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	9,627,725	(14,912,624)
Net increase (decrease) in net assets
resulting from operations	6,042,252	(19,893,619)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,091,961)	(3,939,774)
From net realized gain	—	(3,564,327)
Total distributions to shareholders	(2,091,961)	(7,504,101)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	6,658,681	1,547,254

Total increase (decrease) in net assets	10,608,972	(25,850,466)

NET ASSETS
Beginning of period/year	179,484,487	205,334,953
End of period/year	$190,093,459	$179,484,487
Undistributed net investment income	$278,360	$1,712,731

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015
	Shares	Amount	Shares	Amount
Shares sold	1,112,171	$27,595,585	1,314,150	$35,305,482
Shares issued to holders
in reinvestment
of distributions	62,730	1,570,754	229,456	6,059,928
Shares redeemed(b)	(913,880)	(22,507,658)	(1,486,038)	(39,818,156)
Net increase	261,021	$6,658,681	57,568	$1,547,254
Beginning shares	7,427,008		7,369,440
Ending shares	7,688,029		7,427,008

(b)	Net redemption fees of $140 and $595, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2016	September 30,
	(Unaudited)	2015
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$121,249	$223,020
Net realized gain on investments
and foreign currency	138,574	21,716
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	2,161,573	(1,186,511)
Net increase (decrease) in net assets
resulting from operations	2,421,396	(941,775)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(246,264)	(202,689)
From net realized gain	(6,625)	(380,919)
Total distributions to shareholders	(252,889)	(583,608)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	842,371	5,265,468

Total increase in net assets	3,010,878	3,740,085

NET ASSETS
Beginning of period/year	26,748,276	23,008,191
End of period/year	$29,759,154	$26,748,276
Undistributed net investment income	$44,612	$169,627

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015
	Shares	Amount	Shares	Amount
Shares sold	85,159	$2,861,615	201,570	$6,945,354
Shares issued to holders
in reinvestment
of distributions	6,683	229,429	15,247	524,811
Shares redeemed(b)	(67,089)	(2,248,673)	(65,476)	(2,204,697)
Net increase	24,753	$842,371	151,341	$5,265,468
Beginning shares	830,458		679,117
Ending shares	855,211		830,458

(b)	Net of redemption fees of $8,140 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended					Period
	March 31,					Ended
	2016	Year Ended September 30,				September 30,
	(Unaudited)	2015	2014	2013	2012	2011[1]
Net asset value, beginning
of period/year	$24.17	$27.86	$28.03	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.09	0.31	0.69	0.36	0.36	0.20
Net realized and unrealized
gain (loss) on investment	0.75	(3.01)	(0.21)	4.12	2.79	(4.54)
Total from
investment operations	0.84	(2.70)	0.48	4.48	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.28)	(0.52)	(0.49)	(0.18)	(0.08)	—
Distributions from net
realized gain	—	(0.47)	(0.16)	—	—	—
Total distributions	(0.28)	(0.99)	(0.65)	(0.18)	(0.08)	—
Paid-in capital
from redemptions	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]	—
Net asset value,
end of period/year	$24.73	$24.17	$27.86	$28.03	$23.73	$20.66
Total return	3.41%[3]	(9.96)%	1.65%	18.99%	15.27%	(17.36)%[3]

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$190,093	$179,484	$205,335	$167,692	$95,418	$21,124
Ratios to average net assets
Expenses before fees
waived/recouped	1.13%[4]	1.12%	1.09%	1.18%	1.54%	3.00%[4]
Expenses after fees
waived/recouped	1.13%[4]	1.12%	1.17%	1.24%	1.35%	1.35%[4]
Net investment income
(loss) before fees
waived/recouped	0.70%[4]	1.14%	2.46%	1.46%	1.39%	(0.56)%[4]
Net investment income
after fees
waived/recouped	0.70%[4]	1.14%	2.38%	1.40%	1.58%	1.09%[4]
Portfolio turnover rate	15%[3]	31%	24%	24%	33%	20%[3]

[1]	Fund commenced operations on December 29, 2010.
[2]	Calculated using average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/years

	Six Months
	Ended				Period
	March 31,				Ended
	2016	Year Ended September 30,			September 30,
	(Unaudited)	2015	2014	2013	2012[1]
Net asset value, beginning
of period/year	$32.21	$33.88	$30.13	$25.76	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.17	0.28	0.34	0.26	0.07
Net realized and
unrealized appreciation
gain (loss)
on investments	2.71	(1.18)	4.62	4.26	0.69
Net increase (decrease)
in net assets resulting
from operations	2.88	(0.90)	4.96	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.29)	(0.27)	(0.23)	(0.12)	—
Distributions from
net realized gain	(0.01)	(0.50)	(0.98)	(0.03)	—
Total distributions	(0.30)	(0.77)	(1.21)	(0.15)	—
Paid-in capital from
redemption fees	0.01	—	—	—	—
Net asset value,
end of period/year	$34.80	$32.21	$33.88	$30.13	$25.76
Total return	8.99%[3]	(2.81)%	16.73%	17.65%	3.04%[3]

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$29,759	$26,748	$23,008	$10,920	$3,566
Ratios to average net assets
Expenses before fees
waived/recouped	1.35%[4]	1.39%	1.65%	3.09%	13.94%[4]
Expenses after fees
waived/recouped	1.00%[4]	1.00%	1.00%	1.00%	1.00%[4]
Net investment income
(loss) before fees
waived/recouped	0.50%[4]	0.42%	0.39%	(1.14)%	(12.27)%[4]
Net investment
income after fees
waived/recouped	0.85%[4]	0.81%	1.04%	0.95%	0.67%[4]
Portfolio turnover rate	14%[3]	26%	21%	26%	10%[3]

[1]	Fund commenced operations on April 30, 2012.
[2]	Calculated using average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Funds’ investment objective is to seek long-term capital appreciation.  The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Boston Common International Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Funds.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2016. See the Schedule of Investments for country and industry breakouts.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,147,534	$—	$4,147,534
China	2,572,031	—	—	2,572,031
Denmark	—	1,979,925	—	1,979,925
Finland	—	3,881,526	—	3,881,526
France	—	17,060,959	—	17,060,959
Germany	3,418,252	13,582,223	—	17,000,475
Hong Kong	—	3,806,306	—	3,806,306
Indonesia	—	2,254,888	—	2,254,888
Israel	6,038,693	—	—	6,038,693
Italy	—	2,662,096	—	2,662,096
Japan	1,389,214	32,366,472	—	33,755,686
Mexico	2,384,116	—	—	2,384,116
Netherlands	8,675,472	6,685,524	—	15,360,996
Norway	1,548,142	3,019,577	—	4,567,719
Singapore	—	3,693,493	—	3,693,493
South Africa	—	2,595,623	—	2,595,623
Spain	—	4,949,982	—	4,949,982
Sweden	—	4,717,234	—	4,717,234
Switzerland	10,407,314	9,040,014	—	19,447,328
Taiwan	2,232,502	—	—	2,232,502
United Kingdom	6,748,399	22,545,575	—	29,293,974

Total Common Stocks	45,414,135	138,988,951	—	184,403,086
Preferred Stocks
Brazil	1,363,869	—	—	1,363,869
Total Preferred Stocks	1,363,869	—	—	1,363,869
Short-Term
Investments	2,932,433	—	—	2,932,433
Total Investments
in Securities	$49,710,437	$138,988,951	$—	$188,699,388

There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2016. It is the Fund’s policy to recognize transfers at the end of each reporting period.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

Boston Common U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$28,016,622	$—	$—	$28,016,622
Real Estate
Investment Trusts	1,221,630	—	—	1,221,630
Short-Term Investments	542,302	—	—	542,302
Total Investments
in Securities	$29,780,554	$—	$—	$29,780,554

There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2016. It is the Fund’s policy to recognize transfers at the end of each reporting period.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.  At September 30, 2015, the Boston Common International Fund had post-October losses of $5,668,971.  The Boston Common U.S. Equity Fund had no post-October capital losses.  At September 30, 2015, the Boston Common International Fund had short-term capital loss carryforwards of $252,085 and long-term capital loss carryforwards of $211,997.  At September 30, 2015, the Boston Common U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes as follows.

As of March 31, 2016, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of March 31, 2016, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

J.
Recently Issued Accounting Pronouncements. In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. For the six months ended March 31, 2016, the Funds incurred $843,283 and $106,814 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of the Funds’ average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At March 31, 2016, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Boston Common U.S. Equity Fund was $432,193. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2016	$164,004
September 30, 2017	$110,156
September 30, 2018	$108,554
September 30, 2019	$49,479

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses,

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the six months ended March 31, 2016, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank, NA serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2016, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Boston Common International Fund	$31,521,153	$24,654,110
Boston Common U.S. Equity Fund	$4,358,112	$3,358,668

For the six months ended March 31, 2016, there were no purchases or sales of U.S. Government obligations in the Boston Common International Fund or Boston Common U.S. Equity Fund.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2016 (estimated) and the year ended September 30, 2015 were as follows:

	Six Months	Fiscal Year
	Ended	Ended
	March 31, 2016	2015
Boston Common International Fund
Ordinary Income	$2,091,961	$4,203,907
Long-term capital gain	$—	$3,300,194
Boston Common U.S. Equity Fund
Ordinary Income	$246,264	$217,432
Long-term capital gain	$6,625	$366,176

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2015 were as follows:

Boston Common International Fund

Cost of investments	$180,613,093
Gross tax unrealized appreciation	20,785,447
Gross tax unrealized depreciation	(21,831,927)
Net tax unrealized depreciation	(1,046,480)
Undistributed ordinary income	2,091,961
Undistributed long-term capital gain	—
Total distributable earnings	2,091,961
Other accumulated losses	(6,164,392)
Total accumulated gains	$(5,118,911)

Boston Common U.S. Equity Fund

Cost of investments	$25,068,886
Gross tax unrealized appreciation	3,631,544
Gross tax unrealized depreciation	(1,859,153)
Net tax unrealized appreciation	1,775,391
Undistributed ordinary income	169,627
Undistributed long-term capital gain	3,175
Total distributable earnings	172,802
Other accumulated losses	—
Total accumulated gains	$1,945,193

NOTE 6 – CREDIT FACILITY

U.S. Bank NA has made available to the Funds a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum lines of credit for each Fund is $10,000,000 and $2,000,000 for the Boston Common International Fund and Boston Common U.S. Equity Fund, respectively.  For the six months ended March 31, 2016, the average interest rate on the outstanding principal amount was 3.50%. Advances are not collateralized by a first lien against each Fund’s assets.  During the six months ended March 31, 2016, the Boston Common International Fund had an outstanding average daily loan balance of $22,415. The maximum amount outstanding during the six months ended March 31, 2016 was $1,575,000 for the Boston Common International Fund. Interest expenses for the six months

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited) (Continued)

ended March 31, 2016 are disclosed in the Statements of Operations. During the six months ended March 31, 2016, the Boston Common U.S. Equity Fund did not utilize its line of credit. At March 31, 2016, none of the Funds had a loan payable balance.

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2016 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; administration and accounting fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/15 – 3/31/16).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5%

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2016 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 – 3/31/16*
Actual	$1,000.00	$1,034.10	$5.75
Hypothetical (5% return	$1,000.00	$1,019.35	$5.70
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13% multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the six-month period).

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/15	3/31/16	10/1/15 – 3/31/16*
Actual	$1,000.00	$1,089.90	$5.22
Hypothetical (5% return	$1,000.00	$1,020.00	$5.05
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the six-month period).

BOSTON COMMON FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ web site at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report  to Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

 Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date     May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date     May 31, 2016

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel
Treasurer/Principal Financial Officer

Date     June 3, 2016

* Print the name and title of each signing officer under his or her signature.